                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 April 15, 1999
                        (Date of earliest event reported)



                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                       1-2572                 73-1520922
(State or other jurisdiction        (Commission               (IRS Employer
       of incorporation)            File Number)            Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Items 1-4                           Not applicable.

Item 5                              Other Events:


                                    This supercedes the 8-K filed on January
                                    25, 1999 and amended on January 26, 1999.

                                    Pursuant to the terms and conditions of a certain Agreement and Plan of Merger, dated December 14, 1998, among ONEOK, Inc., an Oklahoma corporation ("ONEOK"), Oasis Acquisition Corporation, a California corporation and newly formed subsidiary of ONEOK ("OAC"), and Southwest Gas Corporation, a California corporation ("Southwest"), Southwest will be merged into OAC with OAC as the surviving corporation. Immediately after that, OAC will be merged into ONEOK with ONEOK as the surviving corporation. The mergers are subject to approval by Southwest's shareholders, state regulatory agencies, and typical closing conditions. It is anticipated that the transactions can be closed later in 1999.


                                    In order for ONEOK to issue certain
                                    securities during the interim period, ONEOK must comply with Rule 3-05 and Rule 11-01(a)(8) of Regulation S-X of the Securities and Exchange Commission with respect to disclosure of certain financial statements of the business acquired or to be acquired and pro forma financial information relating to the probable merger transactions. Therefore, ONEOK is filing as exhibits hereto certain financial information relating to Southwest and required pro forma financial information.

Item 6                              Not applicable.

Item 7                              Financial Statements, Pro Forma Financial
                                    Information and Exhibits


Exhibit No.:                        Description.

12 Included herein - Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividend Requirements

12.a                                Included herein - Computation of Ratio of
                                    Earnings to Fixed Charges

23.a                                Consent of Arthur Andersen LLP

99.a                                Included herein - Unaudited Pro Forma
                                    Combined Condensed Financial Statements

99.b Incorporated by Reference - ONEOK, Inc. Form 10-Q for the Quarter ended February 28, 1999, filed April 14, 1999

99.c Incorporated by Reference - Southwest Gas Corporation Form 10-K for the Year ended December 31, 1998, filed March 30, 1999

99.d Incorporated by Reference - Southwest Gas Corporation Form 10-Q for the Quarter ended June 30, 1998, filed August 14, 1998

99.e Incorporated by Reference - Reports on Form 8-K filed by Southwest Gas Corporation

                                    8-K filed February 11, 1999

Item 8                              Not applicable.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 15th of April, 1999.




                                               ONEOK, Inc.


                                        By:    Jim Kneale
                                               --------------------------------
                                               Vice President, Chief Financial
                                               Officer, and Treasurer

THE PROPOSED MERGER

The Agreement provides that ONEOK will pay $28.50 per share for Southwest common stock outstanding, including associated stock purchase rights. The transaction is subject to customary conditions including approval from Southwest shareholders and state regulators in Arizona, California, and Nevada. In February, 1999, Southwest announced that it had received an unsolicited proposal from Southern Union Company (Southern Union) offering to acquire Southwest for $32.00 per share in cash. The proposal is preliminary in nature and subject to a number of contingencies and uncertainties. Under the terms of the agreement with ONEOK, as a result of certain preliminary determinations made by the Board of Directors of Southwest, the Southwest Board has authorized management to commence substantive discussions with Southern Union regarding its proposal. No assurances can be given that any agreement will be reached with Southern Union. The merger agreement with ONEOK remains in full force and effect.

Financing is expected to be provided through notes and trust preferred securities. The trust preferred securities are expected to provide $250 million while the notes are expected to provide the remainder of the financing with an average term of eight years and a weighted average interest rate of 6.53 percent. Financing costs to be amortized are expected to be $7.7 million.

SOUTHWEST GAS CORPORATION

In August 1997, the Arizona Corporation Commission (ACC) approved a settlement of a general rate application submitted by Southwest in November 1996 providing Southwest with a $32 million general rate increase effective September 1997. The settlement achieved a number of favorable rate design improvements and tariff restructuring changes including consolidation of the southern and central Arizona rate jurisdictions for ratemaking purposes and better matching of rates with the costs of serving various customer classes.

During the three months ended December 31, 1997, Southwest recognized nonrecurring charges to income related to cost overruns on two separate construction projects. These charges are reflected in Other Expense. An $8 million pretax charge resulted from cost overruns experienced during expansion of the northern California service territory. A second pretax charge, for $5 million, related to cost overruns on a nonutility construction project. Partially offsetting these charges was the recognition of a $3.4 million income tax benefit related to the successful settlement in November 1997 of open tax issues dating back as far as 1988. The combined impact of these events was a $4.1 million reduction to earnings.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                FEBRUARY 28, 1999
                                   (THOUSANDS)

                                                                                                   PRO FORMA         COMBINED
                                                                    ONEOK        SOUTHWEST        ADJUSTMENTS         TOTAL
                                                                -----------      -----------      -----------        --------

ASSETS
Property                                                        $ 2,680,361      $ 2,145,426                        $ 4,825,787
      Accumulated depreciation, depletion & amortization            945,461          612,138                          1,557,599
                                                                -----------      -----------      -----------       -----------
           Net property                                           1,734,900        1,533,288                          3,268,188
                                                                -----------      -----------      -----------       -----------
CURRENT ASSETS:
      Cash and cash equivalents                                      18,357           18,535                             36,892
      Accounts and notes receivable                                 332,214           88,037                            420,251
      Inventories                                                    84,016                0                             84,016
      Other                                                          22,907          140,814                            163,721
                                                                -----------      -----------      -----------       -----------
           Total current assets                                     457,494          247,386                            704,880
                                                                -----------      -----------      -----------       -----------
Deferred Charges and Other Assets:
      Regulatory assets, net                                        250,318           37,299                            287,617
      Goodwill                                                       78,106            8,911           (8,911) (b)       78,106
      Excess charges to be allocated                                      0                           442,741  (b)      442,741
      Other                                                         175,968            3,810            7,710  (a)      187,488
                                                                -----------      -----------      -----------       -----------
           Total deferred charges and other assets                  504,392           50,020          441,540           995,952
                                                                -----------      -----------      -----------       -----------
                  TOTAL ASSETS                                  $ 2,696,786      $ 1,830,694      $   441,540       $ 4,969,020
                                                                ===========      ===========      ===========       ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
COMMON SHAREHOLDERS' EQUITY
      Common stock                                              $       317      $    32,040      $   (32,040) (b)          317
      Premium on capital stock                                      331,820          424,840         (424,840) (b)      331,820
      Retained earnings                                             315,360           19,520          (19,520) (b)      315,360
                                                                -----------      -----------      -----------       -----------
           Total common shareholders' equity                        647,497          476,400         (476,400)          647,497
      Convertible preferred stock:  series A                            199                                                 199
      Convertible preferred stock:  series B                              1                                                   1
      Premium on preferred stock                                    568,869                                             568,869
                                                                -----------      -----------      -----------       -----------
           Total shareholders' equity                             1,216,566          476,400         (476,400)        1,216,566
Long-term debt, excluding current portion                           529,720          812,906          667,940  (a)    2,010,566
Trust preferred securities of ONEOK subsidiary                            0                0          250,000  (a)      250,000
Redeemable preferred securities of Southwest Gas Capital I                0           60,000                             60,000
                                                                -----------      -----------      -----------       -----------
      Total capitalization                                        1,746,286        1,349,306          441,540         3,537,132
                                                                -----------      -----------      -----------       -----------
CURRENT LIABILITIES:
      Long-term debt                                                 19,817            5,270                             25,087
      Notes payable                                                 160,000           52,000                            212,000
      Accounts payable                                              178,170           64,295                            242,465
      Accrued taxes                                                  38,084           33,480                             71,564
      Accrued interest                                                8,624           13,872                             22,496
      Other                                                          56,735           81,877                            138,612
                                                                -----------      -----------      -----------       -----------
           Total current liabilities                                461,430          250,794                            712,224
                                                                -----------      -----------      -----------       -----------
DEFERRED CREDITS AND OTHER LIABILITIES:
      Deferred income taxes                                         310,136          179,666                            489,802
      Other deferred credits                                        178,934           50,928                            229,862
                                                                -----------      -----------      -----------       -----------
           Total deferred credits and other liabilities             489,070          230,594                            719,664
                                                                -----------      -----------      -----------       -----------
                  TOTAL LIABILITIES & SHAREHOLDERS' EQUITY      $ 2,696,786      $ 1,830,694      $   441,540       $ 4,969,020
                                                                ===========      ===========      ===========       ===========




See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                       SIX MONTHS ENDED FEBRUARY 28, 1999
                  (Amounts in thousands, except per share data)


                                                                                                 PRO FORMA            COMBINED
                                                             ONEOK            SOUTHWEST         ADJUSTMENTS            TOTAL
                                                          -----------        -----------        -----------         -----------

OPERATING REVENUES
     Regulated                                            $   583,716        $   360,217                            $   943,933
     Nonregulated                                             388,877             71,594                                460,471
                                                          -----------        -----------        -----------         -----------
          Total operating revenues                            972,593            431,811                              1,404,404
                                                          -----------        -----------        -----------         -----------
OPERATING EXPENSES
     Cost of gas                                              603,124            135,094                                738,218
     Operations and maintenance                               126,860            169,409                                296,269
     Depreciation, depletion and amortization                  62,935             45,762              5,534  (b)        114,231
     Other expense, net                                             0              1,928                                  1,928
     General taxes                                             19,545             15,829                                 35,374
                                                          -----------        -----------        -----------         -----------
          Total operating expenses                            812,464            368,022              5,534           1,186,020
                                                          -----------        -----------        -----------         -----------
Income before interest, income taxes and preferred
     securities distributions                                 160,129             63,789             (5,534)            218,384
Income taxes                                                   53,983             15,419            (12,312) (g)         57,090
Interest                                                       23,364             31,535             21,808  (c)         77,056
                                                                                                        349  (e)
Preferred securities distribution                                                  2,737              9,375  (d)         12,148
                                                                                                         36  (f)
                                                          -----------        -----------        -----------         -----------
NET INCOME                                                     82,782             14,098            (24,790)             72,090
Preferred stock dividends                                      18,648                                                    18,648
                                                          -----------        -----------        -----------         -----------
     Income available for common stock                    $    64,134        $    14,098        $   (24,790)        $    53,442
                                                          ===========        ===========        ===========         ===========

Weighted average shares outstanding - basic                    31,564                                                    31,564
                                                          ===========        ===========        ===========         ===========
Weighted average shares outstanding - diluted                  51,667                                                    51,667
                                                          ===========        ===========        ===========         ===========
Earnings per share of common stock - basic                $      2.03                                               $      1.69
                                                          ===========        ===========        ===========         ===========
Earnings per share of common stock - diluted              $      1.60                                               $      1.40
                                                          ===========        ===========        ===========         ===========


See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                           YEAR ENDED AUGUST 31, 1998
                  (Amounts in thousands, except per share data)



                                                                                                 PRO FORMA            COMBINED
                                                             ONEOK            SOUTHWEST         ADJUSTMENTS            TOTAL
                                                          -----------        -----------        -----------         -----------

OPERATING REVENUES
     Regulated                                            $   971,905        $   734,741                            $ 1,706,646
     Nonregulated                                             863,497            110,598                                974,095
                                                          -----------        -----------        -----------         -----------
           Total operating revenues                         1,835,402            845,339                              2,680,741
                                                          -----------        -----------        -----------         -----------
OPERATING EXPENSES
     Cost of gas                                            1,220,009            282,771                              1,502,780
     Operations and maintenance                               277,068            302,512                                579,580
     Depreciation, depletion and amortization                 101,653             86,776             11,068  (b)        199,497
     Other expense, net                                             0             11,560                                 11,560
     General taxes                                             33,217             30,099                                 63,316
                                                          -----------        -----------        -----------         -----------
           Total operating expenses                         1,631,947            713,718             11,068           2,356,733
                                                          -----------        -----------        -----------         -----------
Income before interest, income taxes and preferred
     securities distributions                                 203,455            131,621            (11,068)            324,008
Income taxes                                                   66,585             20,268            (24,623) (g)         62,230
Interest                                                       35,075             64,790             43,616  (c)        144,179
                                                                                                        698  (e)
Preferred securities distribution                                   0              5,475             18,750  (d)         24,296
                                                                                                         71  (f)
                                                          -----------        -----------        -----------         -----------
NET INCOME                                                    101,795             41,088            (49,580)             93,303
Preferred stock dividends                                      26,979                  0                                 26,979
                                                          -----------        -----------        -----------         -----------
     Income available for common stock                    $    74,816        $    41,088        $   (49,580)        $    66,324
                                                          ===========        ===========        ===========         ===========

Weighted average shares outstanding - basic                    30,674                                                    30,674
                                                          ===========        ===========        ===========         ===========
Weighted average shares outstanding - diluted                  45,729                                                    45,729
                                                          ===========        ===========        ===========         ===========
Earnings per share of common stock - basic                $      2.44                                               $      2.16
                                                          ===========        ===========        ===========         ===========
Earnings per share of common stock - diluted              $      2.23                                               $      2.04
                                                          ===========        ===========        ===========         ===========


During the three months ended December 31, 1997, Southwest recognized nonrecurring charges to income related to cost overruns on two separate construction projects. These charges are reflected in Other Expense. An $8 million pretax charge resulted from cost overruns experienced during expansion of the northern California service territory. A second pretax charge, for $5 million, related to cost overruns on a nonutility construction project. Partially offsetting these charges was the recognition of a $3.4 million income tax benefit related to the successful settlement in November 1997 of open tax issues dating back as far as 1988. The combined impact of these events was a $4.1 million reduction to earnings.


See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                      TWELVE MONTHS ENDED FEBRUARY 28, 1999
                  (Amounts in thousands, except per share data)



                                                                                                 PRO FORMA            COMBINED
                                                             ONEOK            SOUTHWEST         ADJUSTMENTS            TOTAL
                                                          -----------        -----------        -----------         -----------

OPERATING REVENUES
      Regulated                                           $   966,670        $   799,597                           $ 1,766,267
      Nonregulated                                            805,111            117,712                               922,823
                                                          -----------        -----------         -----------       -----------
            Total operating revenues                        1,771,781            917,309                             2,689,090
                                                          -----------        -----------         -----------       -----------
OPERATING EXPENSES
      Cost of gas                                           1,139,156            329,849                             1,469,005
      Operations and maintenance                              271,293            312,840                               584,133
      Depreciation, depletion and amortization                120,129             88,804              11,068 (b)       220,001
      Other expense, net                                                           1,390                                 1,390
      General taxes                                            37,354             31,646                                69,000
                                                          -----------        -----------         -----------       -----------
            Total operating expenses                        1,567,932            764,529              11,068         2,343,529
                                                          -----------        -----------         -----------       -----------
Income before interest, income taxes and preferred
      securities distributions                                203,849            152,780             (11,068)          345,561
Income taxes                                                   66,519             36,414             (24,623)(g)        78,310
Interest                                                       39,109             63,354              43,616 (c)       146,777
                                                                                                         698 (e)
Preferred securities distribution                                                  5,475              18,750 (d)        24,296
                                                                                                          71 (f)
                                                          -----------        -----------         -----------       -----------
NET INCOME                                                     98,221             47,537             (49,580)           96,178
Preferred stock dividends                                      36,651                                                   36,651
                                                          -----------        -----------         -----------       -----------
      Income available for common stock                   $    61,570        $    47,537         $   (49,580)      $    59,527
                                                          ===========        ===========         ===========       ===========
Weighted average shares outstanding - basic                    31,562                                                   31,562
                                                          ===========        ===========         ===========       ===========
Weighted average shares outstanding - diluted                  50,798                                (19,236)(h)        31,562
                                                          ===========        ===========         ===========       ===========
Earnings per share of common stock - basic                $      1.95                                              $      1.89
                                                          ===========        ===========         ===========       ===========
Earnings per share of common stock - diluted              $      1.93                                              $      1.89
                                                          ===========        ===========         ===========       ===========



See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

The pro forma adjustments have been made to the Unaudited Pro Forma Combined Condensed Financial Statements to reflect the following:

(a) To record the financing required to pay the $28.50 per share cash consideration to Southwest shareholders pursuant to the Agreement and related costs (thousands, except per share data)

Total Consideration:
     Shares of common stock of Southwest outstanding                                       30,410
      Per share consideration                                                           $   28.50
                                                                                        ---------
              Total consideration                                                       $ 866,685


Plus:
Financing costs                                                                             7,710
Transaction costs                                                                          43,545
                                                                                        ---------
              Total acquisition financing required                                      $ 917,940
              Less trust preferred securities                                             250,000
                                                                                        ---------
              Anticipated debt                                                          $ 667,940
                                                                                        =========

(b) The excess of the total purchase price over the allocation of fair value to the net assets is the excess costs to be allocated. The calculation of excess costs to be allocated is based on the following assumptions and calculations (thousands):

Total Consideration                                                                     $ 866,685
Transaction Costs                                                                          43,545
                                                                                        ---------
     Total purchase price                                                                 910,230
Estimated net tangible asset book value at February 28, 1999                              467,489
                                                                                        ---------
     Excess costs to be allocated related to proposed merger                            $ 442,741
                                                                                        =========

Amortization of excess costs (assumes a 40 year life):
     Adjustment to amortization expense for the fiscal year 1998
        and the twelve months ended February 28, 1999                                   $  11,068
     Adjustment to amortization expense for the six months
        ended February 28, 1999                                                         $   5,534

(c) Interest expense adjustments as a result of the anticipated debt are as follows (thousands):

     Total anticipated debt--see note (a)                                               $ 667,940
     Assumed weighted average interest rate on  debt                                         6.53%
                                                                                        ---------
     Interest expense adjustment for fiscal 1998 and the twelve months
         ended February 28, 1999                                                        $  43,616
                                                                                        =========

     Interest expense adjustment for the six months ended
        February 28, 1999                                                               $  21,808
                                                                                        =========


The assumed weighted-average interest rate reflects current market rates; however, actual rates will reflect interest rates at or about closing of the Proposed Merger and, thus, are subject to change prior to closing. For every 1/8 percent change in the interest rate, interest expense for the fiscal year 1998, the twelve months ended February 28, 1999, and the six months ended February 28, 1999, would change by $835 thousand, $835 thousand, and $417 thousand, respectively.

(d) Preferred securities distribution adjustments as a result of the trust preferred securities are as follows (thousands):

     Total trust preferred securities--see note (a)                                     $ 250,000
     Assumed distribution rate                                                                7.5%
                                                                                        ---------
     Preferred securities distribution adjustment for fiscal 1998 and the
        twelve months ended February 28, 1999                                           $  18,750
                                                                                        =========
     Preferred securities distribution adjustment for the six months ended
        February 28, 1999                                                               $   9,375
                                                                                        =========

The assumed distribution rate reflects current market rates; however, actual rates will reflect distribution rates at or about closing of the Proposed Merger and, thus, are subject to change prior to closing. For every 1/8 percent change in the distribution rate, distribution expense for the fiscal year 1998, for the twelve months ended February 28, 1999 and for the six months ended February 28, 1999, would change by $313 thousand, $313 thousand, and $156 thousand, respectively.

(e) To record amortization expense of the debt issuance costs of the notes over the 8-year average life of the notes. Amortization expense for fiscal year 1998, the twelve months ended February 28, 1999, and the six months ended February 28, 1999, would be $698 thousand, $698 thousand, and $349 thousand respectively.

(f) To record amortization expense of the issuance costs of the trust preferred securities over the 30-year life of the securities. Amortization expense for fiscal year 1998, the twelve months ended February 28, 1999, and the six months ended February 28, 1999 would be $71 thousand, $71 thousand, and $36 thousand respectively.

(g) Represents the tax effect at the statutory rate of all pre-tax pro forma adjustments after excluding nondeductible goodwill amortization. The Company intends to structure the trust preferred securities to allow the Company to take the position that the trust preferred securities should be classified for United States federal income tax purposes as indebtedness. No assurance can be given that such position will not be challenged by the Internal Revenue Service or, if challenged, that such a challenge will not be successful.

(h) Represents elimination of dilutive securities in EPS computation. On a pro forma basis, such securities are antidilutive.

                               Index to Exhibits

Exhibit No.:                        Description.

12 Included herein - Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividend Requirements

12.a                                Included herein - Computation of Ratio of
                                    Earnings to Fixed Charges

23.a                                Consent of Arthur Andersen LLP

99.a                                Included herein - Unaudited Pro Forma
                                    Combined Condensed Financial Statements

99.b Incorporated by Reference - ONEOK, Inc. Form 10-Q for the Quarter ended February 28, 1999, filed April 14, 1999

99.c Incorporated by Reference - Southwest Gas Corporation Form 10-K for the Year ended December 31, 1998, filed March 30, 1999

99.d Incorporated by Reference - Southwest Gas Corporation Form 10-Q for the Quarter ended June 30, 1998, filed August 14, 1998

99.e Incorporated by Reference - Reports on Form 8-K filed by Southwest Gas Corporation